Power of Attorney

       Each person whose signature appears below on this Amendment to Registration Statement hereby constitutes and appoints Mark N. Jacobs, James Windels, Michael A. Rosenberg, Steven F. Newman, Robert Mullery and Jeff Prusnofsky and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                           Title                      Date


/s/Stephen E. Canter                                        January 23, 2003
--------------------------
STEPHEN E. CANTER              President and Principal Executive
                               Officer

/s/James Windels                                            January 23, 2003
--------------------------
JAMES WINDELS                  Treasurer  (Principal Financial and
                               Accounting Officer

/s/Joseph S. Dimartino                                      January 23, 2003
--------------------------
JOSEPH S. DIMARTINO            Chairman of the Board


/s/Lucy Wilson Benson                                       January 23, 2003
--------------------------
LUCY WILSON BENSON             Board Member


/s/Clifford L. Alexander, Jr.                               January 23, 2003
--------------------------
CLIFFORD L. ALEXANDER, JR.     Board Member


/s/David W. Burke                                           January 23, 2003
--------------------------
DAVID W. BURKE                 Board Member


/s/Whitney I. Gerard                                        January 23, 2003
--------------------------
WHITNEY I. GERARD              Board Member


/s/Arthur A. Hartman                                        January 23, 2003
--------------------------
ARTHUR A. HARTMAN              Board Member


/s/George L. Perry             Board Member                 January 23, 2003
--------------------------
GEORGE L. PERRY